TOUCHSTONE FUNDS GROUP TRUST
Touchstone High Yield Fund (the “Fund”)
Supplement dated April 10, 2026, to the Fund’s Summary Prospectus dated January 28, 2026, as may be amended or supplemented from time to time
Change in Additional Index
The Board of Trustees of the Touchstone Funds Group Trust (the “Trust”) has approved a change to the additional index of the Fund.
As of April 10, 2026 (“the Effective Date”), the second paragraph under the heading “The Fund’s Performance” in the Summary Prospectus is deleted in its entirety and replaced with:
The bar chart and performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for one year, five years, and ten years compare with the Bloomberg U.S. Aggregate Bond Index. The Bloomberg U.S. Corporate High Yield Index and the ICE BofA High Yield Cash Pay Index show how the Fund’s performance compares against the returns of indexes with similar investment objectives. The bar chart does not reflect any sales charges, which would reduce your return. The performance table reflects any applicable sales charges. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.

Also as of the Effective Date, the Average Annual Total Return Table in the Summary Prospectus is deleted in its entirety and replaced with:
Average Annual Total Returns For the periods ended December 31, 2025	1 Year	5 Years	10 Years
Touchstone High Yield Fund - Class A
Return Before Taxes	4.08%	3.01%	4.58%
Return After Taxes on Distributions	1.47%	0.75%	2.37%
Return After Taxes on Distributions and Sale of Fund Shares	2.36%	1.29%	2.52%
Touchstone High Yield Fund - Class C
Return Before Taxes	5.72%	2.90%	4.45%
Touchstone High Yield Fund - Class Y
Return Before Taxes	7.69%	3.93%	5.34%
Touchstone High Yield Fund - Institutional Class
Return Before Taxes	7.92%	4.04%	5.43%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	7.30%	(0.36)%	2.01%
Bloomberg U.S. Corporate High Yield Index (1) (reflects no deductions for fees, expenses, or taxes)	8.62%	4.50%	6.52%
ICE BofA High Yield Cash Pay Index (reflects no deductions for fees, expenses or taxes)	8.55%	4.48%	6.43%
(1) The Fund changed its additional index to the Bloomberg U.S. Corporate High Yield Index which has similar investment objectives to the Fund.
There are no additional changes to the Summary Prospectus except those described herein.
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Please contact your financial adviser or Touchstone at 800.543.0407 if you have any questions.
P.O. Box 534467 Pittsburgh, PA 15253-4467
Ph: 800.543.0407 TouchstoneInvestments.com
Touchstone Mutual Funds are distributed by Touchstone Securities, LLC*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group
Please retain this Supplement for future reference.

TSF-TU09000-0326-SUP